Exhibit 99.1
-MORE-
Contacts: Sherman Miller, President and CEO
Max P. Bowman, Vice President and CFO
(601) 948-6813
CAL-MAINE FOODS REPORTS RESULTS
FOR FIRST QUARTER FISCAL 2025
RIDGELAND, Miss. (October 1,

2024) - Cal-Maine Foods,

Inc. (NASDAQ: CALM) (“Cal-Maine Foods”

or
the “Company”),

the largest

producer and

distributor of

fresh shell

eggs in

the United

States, today

reported
results for the first quarter of fiscal 2025 (thirteen weeks) ended August 31, 2024.

First Quarter Fiscal 2025 Highlights
●
Quarterly net sales of $785.9 million
●
Quarterly net income of $150.0 million, or $3.06 per diluted share
●
Quarterly record for total dozens sold and specialty dozens sold
●
Cash

dividend

of

approximately

$50.0

million,

or

$1.02

per

share,

pursuant

to

the

Company’s
established dividend policy
Overview
Sherman Miller,

president and

chief

executive officer

of

Cal-Maine Foods,

stated,

“Our financial
and operating

results for

the first

quarter mark

a strong

start to

fiscal 2025

for Cal-Maine

Foods. These
results reflect favorable demand for

shell eggs during most

of the quarter and significantly

higher market
prices compared with the

first quarter last year.

At the same time,

the national egg

supply has declined due
to the recent

outbreaks of highly pathogenic

avian influenza (“HPAI”). As

of September 1,

2024, the total
U.S. hen population fell

approximately 4.5% below the

five-year average to 307.6

million layers. We have
worked hard to increase our production and purchase more

eggs from outside suppliers, and our team did
an

outstanding

job

bringing

more

eggs

to

the

market

despite

this

low-supply

environment.

Our

higher
volumes and sales

were supported by

the additional production

capacity from recent

acquisitions as well
as

consistent organic

growth. Our

operations ran

well

as

we

continued

to

extend

our

market

reach

and
supply the demands of our valued customers.

“We believe

that today’s

consumers are

looking for

affordable and

nutritious protein

options and
that our shell eggs and egg products meet that need. In addition, our ability to offer a diverse product mix
has

been

a

distinct

competitive

advantage

for

Cal-Maine

Foods.

We

strive

to

meet

evolving

consumer
demand

and

provide

choices

that

include

conventional,

cage-free,

organic,

brown,

free-range,

pasture-
raised

and

nutritionally enhanced

eggs.

We

have

also

expanded

our

product

portfolio

to

include value-
added egg

products through

our previous

investment in

Meadowcreek Foods,

LLC for

hard-cooked eggs
and our recent strategic investment in Crepini Foods

LLC (“Crepini”), a new venture offering egg products
and prepared

foods. We

have

a

unique

opportunity to

leverage

the established

Crepini brand

of

quality
products, including

egg wraps,

protein pancakes,

crepes and

wrap-ups,

and extend

our

market reach

to
major retailers across the country. We believe there are significant opportunities to use our scale and offer
additional choices through value-added egg products to our established customer base.
“Subsequent to

the end

of the

first quarter

of fiscal

2025, Hurricane

Helene made

landfall in

the
southeastern

United

States,

including

areas

where

Cal-Maine

Foods

has

operations

and

contract
farmers.

We

are still

evaluating the

impact

of the

storm on

our people,

birds,

facilities and

operations;
however, at

this time,

we believe

that all

of our

employees and

contractors are

safe and

that

any loss

of
company-owned production assets is

minimal and not likely

to be material. We are

extremely proud of our

Cal-Maine Foods Reports First Quarter Fiscal 2025 Results

October 1, 2024
-MORE-
operating

teams

in

the

affected

areas

as

they

executed

our

contingency

plans

for

these

severe

weather
events. As

always, our

top priority

is the

safety of

our employees

and the

welfare of

the birds

under our
care. We continue

to do all

we can to

serve our valued

customers and expect

any service disruption to

be
minimal. We are deeply

saddened by the destruction

in the affected communities

and are grateful for

the
heroic work of

first responders who

are dealing with

the aftermath of

the storm as

conditions allow,”

added
Miller.
Sales Performance & Operating Highlights
Max Bowman,

vice president

and chief

financial officer

of Cal-Maine

Foods, added,

“For the

first
quarter of fiscal 2025,

our net sales were

$785.9 million compared

with $459.3 million

for the same

period
last year. The higher

sales were primarily driven

by an increase in

the net average selling

price of shell eggs
as well as an increase in total dozens sold.
“For the

first fiscal

quarter, we

sold 310.0

million dozens

shell eggs

compared with

273.1 million
dozens

for

the

first

quarter

of

fiscal

2024.

Sales

of

conventional

eggs

totaled

200.0

million

dozens,
compared with 181.5 million dozens for the prior-year period, an increase of 10.2%. Specialty egg volumes were 20.1%

higher with

110.0 million

dozens sold

for the

first quarter

of fiscal

2025 compared

with 91.6
million dozens sold for the first quarter of fiscal 2024.
“Net income attributable

to Cal-Maine Foods for

the first quarter of

fiscal 2025 was $150.0

million,
or $3.06

per diluted

share, compared

with $926,000,

or $0.02

per diluted

share, for

the first

quarter of
fiscal 2024.
“Overall, our first

quarter farm production

costs per dozen

were 11.7% lower

compared to the

prior-
year

period,

primarily

due

to

more

favorable

commodity

pricing

for

key

feed

ingredients.

For

the

first
quarter of fiscal

2025, feed costs

per dozen were

down 17.3% compared

with the first

quarter of fiscal

2024.
Our egg

purchases and

other (including

change in

inventory) costs

increased significantly

quarter-over-
quarter, primarily due to higher shell egg prices as well as an increase in dozens purchased due to the loss of production caused by the HPAI outbreaks at our facilities, described below.
“Current indications

for

corn

supply project

an overall

better

stocks-to-use ratio,

implying

more
favorable

prices

in

the

near

term.

However,

as

we

continue

to

face

uncertain

external

forces

including
weather patterns and global supply chain disruptions, price volatility could remain,” said Bowman.

13 Weeks Ended
August 31, 2024 September 2, 2023
Dozen Eggs Sold (000) 309,979 273,126
Conventional Dozen Eggs Sold (000) 199,989 181,530
Specialty Dozen Eggs Sold (000) 109,990 91,596
Dozen Eggs Produced (000) 266,839 250,365
% Specialty Sales (dozen) 35.5% 33.5%
% Specialty Sales (dollars) 34.2% 47.7%
Net Average Selling Price (per dozen) $ 2.392 $ 1.589
Net Average Selling Price Conventional Eggs (per dozen) $ 2.424 $ 1.241
Net Average Selling Price Specialty Eggs (per dozen) $ 2.335 $ 2.278
Feed Cost (per dozen) $ 0.494 $ 0.597

Cal-Maine Foods Reports First Quarter Fiscal 2025 Results

October 1, 2024
-MORE-
HPAI & Table Egg Supply Outlook
Outbreaks of HPAI have continued to occur

in U.S. poultry flocks. From the resurgence beginning
in November 2023 until the last

reported case in commercial layer hens in July

2024, approximately 33.1
million commercial laying hens and pullets have been depopulated.
During the third and fourth quarters of fiscal 2024, Cal-Maine Foods experienced HPAI outbreaks within Company facilities

located in Kansas

and Texas, resulting

in total depopulation

of approximately 3.1
million

laying

hens

and

577,000

pullets.

Both

locations

have

been

cleared

by

the

USDA

to

resume
operations. Repopulation

began

during first

fiscal quarter

2025 and

is

expected to

be

completed before
calendar year end.
The Company remains

dedicated to robust

biosecurity programs across its

locations; however, no
farm

is

immune from

HPAI.

HPAI is

currently widespread

in

the wild

bird

population worldwide.

The
extent of

possible future

outbreaks, with

heightened risk

during the

migration seasons,

and more

recent
HPAI events, which have been directly linked to dairy cattle operations, cannot be predicted. According to the

U.S. Centers

for Disease

Control and

Prevention, the

human

health risk

to

the U.S.

public

from the
HPAI virus

is considered

to be

low.

Also, according

to the

USDA, HPAI

cannot be

transmitted through
safely handled and properly

cooked eggs.

There is no known

risk related to

HPAI associated with eggs

that
are currently in the market and no eggs have been recalled.
Looking Ahead
Miller added, “We are proud of our ability

to consistently execute our growth strategy

in a dynamic
environment with

favorable results. We

commend our

dedicated managers and

employees whose

shared
commitment to operational

excellence and responsible

and sustainable production

have distinguished

Cal-
Maine Foods in the marketplace. As the largest producer and distributor of fresh shell eggs in the U.S., we are mindful of our

critical role in supporting

the nation’s food supply

with a differentiated

product mix.

As
such, we continue to expand our capacity, including cage-free and other specialty egg production, through investments

in

innovative, scale-driven

products and

facilities.

We

have

also identified

opportunities to
enhance our product portfolio through strategic acquisitions and joint ventures. We are fortunate to

have
a

strong

balance sheet

and a

disciplined

capital allocation

strategy that

supports our

growth

objectives.
Above

all,

we

are

focused

on

meeting

the

needs

of

our

valued

customers

with

quality

products

and
outstanding support and service. We look forward to the opportunities ahead for Cal-Maine Foods.”
Dividend Payment
For the

fourth quarter

of fiscal

2024, Cal-Maine Foods

will pay

a cash

dividend of

approximately
$1.02 per share to

holders of its Common

Stock and Class

A Common Stock. Pursuant

to Cal-Maine Foods’
variable dividend policy, for each quarter

in which the Company reports

net income, the Company pays

a
cash

dividend

to

shareholders

in

an

amount

equal

to

one-third

of

such

quarterly

income.

Following

a
quarter

for

which

the

Company

does

not

report net

income,

the

Company will

not

pay

a

dividend

with
respect

to

that

quarter

or

for

a

subsequent

profitable

quarter

until

the

Company

is

profitable

on

a
cumulative basis

computed from

the date

of the

most recent

quarter for

which a

dividend was

paid. The
amount

paid

per

share

will

vary

based

on

the

number

of

outstanding

shares

on

the

record

date.

The
dividend is payable on November 14, 2024, to holders of record on October

30, 2024.
About Cal-Maine Foods
Cal-Maine Foods, Inc.

is primarily engaged

in the production,

grading, packaging, marketing

and
distribution

of

fresh

shell

eggs,

including

conventional,

cage-free,

organic,

brown,

free-range,

pasture-
raised and nutritionally enhanced eggs.

The Company, which is

headquartered in Ridgeland, Mississippi,

Cal-Maine Foods Reports First Quarter Fiscal 2025 Results

October 1, 2024
-MORE-
is

the

largest

producer

and

distributor

of

fresh

shell

eggs

in

the

nation

and

sells

most

of

its

shell

eggs
throughout the majority of the United States.
Forward Looking Statements
Statements

contained

in

this

press

release

that

are

not

historical

facts

are

forward-looking
statements as that term

is defined in the

Private Securities Litigation Reform

Act of 1995.

The forward-
looking

statements

are

based

on

management’s

current

intent,

belief,

expectations,

estimates

and
projections

regarding

our

company

and

our

industry.

These

statements

are

not

guarantees

of

future
performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict
and may be

beyond our

control. The

factors that could

cause actual results

to differ materially

from those
projected in

the

forward-looking statements

include, among

others, (i)

the

risk factors

set forth

in the
Company’s SEC

filings (including

its Annual

Reports on

Form 10-K, Quarterly

Reports on

Form 10-Q

and
Current Reports

on Form

8-K),

(ii) the

risks and

hazards inherent

in the

shell egg

business (including
disease,

pests,

weather

conditions

and

potential

for

recall),

including

but

not

limited

to

the

current
outbreak of highly pathogenic avian influenza affecting poultry in the U.S., Canada and other countries
that

was

first

detected in

commercial

flocks

in

the

U.S.

in

February

2022 and

that

first

impacted our
flocks in December 2023, (iii)

changes in the demand for

and market prices of shell

eggs and feed costs,
(iv) our ability to

predict and meet demand

for cage-free and other specialty

eggs, (v) risks, changes or
obligations that could result from our recent or future

acquisitions of new flocks or businesses and risks
or changes

that may

cause conditions

to completing

a pending

acquisition not

to be

met, (vi)

risks relating
to

changes

in

inflation

and

interest

rates,

(vii)

our

ability

to

retain

existing

customers,

acquire

new
customers and grow our product mix, (viii) adverse results

in pending litigation matters, and (ix) global
instability, including as a result of the war in Ukraine, the conflicts in Israel and surrounding areas and attacks on shipping in the Red Sea. SEC filings may be obtained from the SEC or the

Company’s website
,
www.calmainefoods.com.

Readers

are

cautioned

not

to

place

undue

reliance

on

forward-looking
statements because,

while we

believe the

assumptions on

which the

forward-looking

statements are

based
are

reasonable,

there

can

be

no

assurance

that

these

forward-looking

statements

will

prove

to

be
accurate.

Further, the

forward-looking statements

included herein

are

only

made

as

of

the

respective
dates

thereof,

or

if

no

date

is

stated,

as

of

the

date

hereof.

Except

as

otherwise

required

by

law,

we
disclaim

any

intent

or

obligation

to

publicly

update

these

forward-looking

statements,

whether

as

a
result of new information, future events or otherwise.

Cal-Maine Foods Reports First Quarter Fiscal 2025 Results

October 1, 2024
-MORE-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands, except per share amounts)
SUMMARY STATEMENTS OF INCOME
13 Weeks Ended
August 31, 2024 September 2, 2023
Net sales $ 785,871 $ 459,344
Cost of sales 538,653 413,911
Gross profit 247,218 45,433
Selling, general and administrative 61,932 52,246
Loss on involuntary conversions 146 -
Gain on disposal of fixed assets (1,817) (56)
Operating income (loss) 186,957 (6,757)
Other income, net 10,996 7,490
Income before income taxes 197,953 733
Income tax expense 48,363 322
Net income 149,590 411
Less: Loss attributable to noncontrolling interest (386) (515)
Net income attributable to Cal-Maine Foods, Inc. $ 149,976 $ 926
Net income per common share:
Basic $ 3.08 $ 0.02
Diluted $ 3.06 $ 0.02
Weighted average shares outstanding:
Basic 48,761 48,690
Diluted 48,932 48,840

Cal-Maine Foods Reports First Quarter Fiscal 2025 Results

October 1, 2024
-END-
CAL-MAINE FOODS, INC. AND SUBSIDIARIES
FINANCIAL HIGHLIGHTS
(Unaudited)
(In thousands)

SUMMARY BALANCE SHEETS
August 31, 2024 June 3, 2023
ASSETS
Cash and short-term investments $ 753,590 $ 812,377
Receivables, net 282,551 162,442
Inventories, net 293,182 261,782
Prepaid expenses and other current assets 14,156 5,238
Current assets 1,343,479 1,241,839
Property, plant and equipment, net 960,070 857,234
Other noncurrent assets 86,459 85,688
Total assets $ 2,390,008 $ 2,184,761
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued expenses $ 275,444 $ 189,983
Dividends payable 49,971 37,760
Current liabilities 325,415 227,743
Deferred income taxes and other liabilities 165,530 159,975
Stockholders' equity 1,899,063 1,797,043
Total liabilities and stockholders' equity $ 2,390,008 $ 2,184,761